UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2007

                           MERCURY GENERAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)

          California                  001-12257               95-221-1612
        --------------              --------------         -------------------
(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

                             4484 Wilshire Boulevard
                          Los Angeles, California 90010

                    (Address of Principal Executive Offices)

                              --------------------

                                 (323) 937-1060

              (Registrant's telephone number, including area code)

                              --------------------

                                 Not applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

                  The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                  On November 5, 2007, Mercury General Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

                  The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mercury General Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.        Financial Statements and Exhibits

                  (d) Exhibits.

                           99.1 Press Release, dated November 5, 2007, issued by Mercury General Corporation, furnished pursuant to Item 2.02 of Form 8-K.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 5, 2007                      MERCURY GENERAL CORPORATION



                                             By:      /s/ THEODORE STALICK
                                                  ------------------------------
                                             Name: Theodore Stalick
                                             Its:  Chief Financial Officer

                                  Exhibit Index


Exhibit 99.1. Press Release, dated November 5, 2007, issued by Mercury General Corporation.